Exhibit (a)(1)(G)
MKS INSTRUMENTS, INC.
SCREEN SHOTS OF THE EXCHANGE OFFER WEBSITE

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Overview of Option Exchange Program

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Elect tab

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After Submit is Clicked

Print Confirmation

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Additional Scenario: After You Click Submit After Electing to Exchange Some, But Not All Options

Additional Scenario: After You Click Submit After Electing to Exchange No Options

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MKS Exchange Offer

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IMPORTANT!

The exchange offer expires at 11:59 p.m., Eastern Time, on August 28, 2009, unless extended by MKS Instruments, Inc.

YOU SHOULD KNOW:

After 15 minutes of inactivity, you will be timed out of the session and must begin again. Your work will not be saved if you are timed out.

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This Website is intended to help you understand the number of RSUs you will be granted in exchange for your outstanding eligible options if you elect to participate in the program according to the provisions of the Offer to Exchange and to provide a means of electing to participate. The Exchange Offer Calculator tool available through the Website will show you the number of RSUs you will receive in exchange for your current eligible options (based upon hypothetical exchange ratios) if you tender those options to MKS. The Offer to Exchange sets out all of the terms and conditions of the exchange offer.

To login, enter your Username, date of birth and login password. For U.S. employees, your Username is the last four digits of your social security number. For employees outside the U.S., your Username is the last four digits of your employee ID number. **Your *initial* login password information was provided in a separate email to you.** The initial password is case sensitive: **use all caps.** If you have already logged in and assigned yourself a password, use that password.

When you have entered the information, click "Login." If you do not have your login information, please contact:

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and Midnight on Friday, Eastern Time.
- U.K., Germany or Japan employees may call 1-800-544-0275 Monday through Friday, 8 a.m. through 8 p.m., local time. See below for your country's access code.
  - U. K.: 0-800-89-0011 or 0-500-89-0011
  - Germany: 0800-225-5288
  - Japan: 00-539-111 (KDD), 00-665-5111 (IDC), or 00-441-1111 (JT)

This exchange offer website ("Website") provides information about MKS Instruments, Inc.'s offer to exchange eligible

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MKS Exchange Offer

mks Technology for Productivity

Login

IMPORTANT!

The exchange offer expires at 11:59 p.m., Eastern Time, on August 28, 2009, unless extended by MKS Instruments, Inc.

YOU SHOULD KNOW:

After 15 minutes of inactivity, you will be timed out of the session and must begin again. Your work will not be saved if you are timed out.

To login, enter your Username, date of birth and login password. For U.S. employees, your Username is the last four digits of your social security number. For employees outside the U.S., your Username is the last four digits of your employee ID number. **Your *initial* login password information was provided in a separate email to you.** The initial password is case sensitive: **use all caps.** If you have already logged in and assigned yourself a password, use that password.

When you have entered the information, click "Login." If you do not have your login information, please contact:

- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and Midnight on Friday, Eastern Time.
- U.K., Germany or Japan employees may call 1-800-544-0275 Monday through Friday, 8 a.m. through 8 p.m., local time. See below for your country's access code.
  - U. K.: 0-800-89-0011 or 0-500-89-0011
  - Germany: 0800-225-5288
  - Japan: 00-539-111 (KDD), 00-665-5111 (IDC), or 00-441-1111 (JT)

This exchange offer website ("Website") provides information about MKS Instruments, Inc.'s offer to exchange eligible options for a lesser number of restricted stock units (the "exchange offer"). In connection with the exchange offer, MKS has filed with the Securities and Exchange Commission ("SEC") a Tender Offer Statement on Schedule TO, which includes the Offer to Exchange Certain Stock Options for Restricted Stock Units and other exhibits (collectively, the "Offer to Exchange").

You must make an election for each grant of your outstanding eligible options prior to 11:59 p.m., Eastern Time, on August 28, 2009 or if MKS elects to extend the exchange offer, such later time (the "expiration time") if you wish to participate. You may withdraw your election at any time if your withdrawal is received before the expiration time. You then may change your mind and re-tender eligible options if your re-tender election is received before the expiration time. The system will remain open virtually 24 hours a day until the expiration time. You may tender for exchange any one or more of your eligible option grants or none at all. However, you must exchange all options received pursuant to each eligible option grant. If you do not make an election, your eligible options will remain in effect, in accordance with their existing terms and conditions.

Terms of Use

MKS Technology for Productivity

MKS Exchange Offer

Terms of Use

Terms of Use

Your use of the Website is subject to the following Terms of Use ("Terms"). By using or accessing the Website, you accept and agree to be bound by these Terms. Your use of the Website is governed by the version of the Terms in effect on the date the Website is accessed by you. MKS may modify these Terms at any time without prior notice.

This Website is the property of MKS and/or its licensors. Subject to the Terms set forth herein, you are hereby granted a non-exclusive, non-transferable right to access, use and display this Website and the information generated by the Website. MKS hereby authorizes you to view and/or download the information on this Website only for your personal non-commercial use. This authorization is not a transfer of title to the information downloaded. You may not use the Website in any way (other than to enter your own assumptions). You may not modify, copy, display, distribute, reverse engineer, decompile, disassemble or otherwise extract any source code, algorithms, methods or techniques embodied in the Website. The Website is protected by intellectual property laws worldwide.

The Website may contain inaccuracies and typographical errors. Neither MKS nor its licensors warrants the accuracy or completeness of the Website or the reliability thereof, subject to applicable law. The Website is not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you may not rely on the contents of the Website as such. All examples are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Website are your sole responsibility.

You acknowledge that no expressed or implied warranties about the Website are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Website is made available to you on an "as is", "as available" and "with all faults" basis. Neither MKS nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a Website that is secure, timely and accurate, neither MKS nor its licensors warrant that the Website will meet your needs or that it will be uninterrupted, timely, secure or error-free. MKS and its licensors also make no warranty that the results obtained from the use of the Website will be accurate or reliable, or that the quality of any products, services, tools,

Terms of Use (continued)

mks Technology for Productivity

MKS Exchange Offer

Terms of Use

worldwide.

The Website may contain inaccuracies and typographical errors. Neither MKS nor its licensors warrants the accuracy or completeness of the Website or the reliability thereof, subject to applicable law. The Website is not intended to provide legal, financial or tax advice or opinions, do not serve as a substitute for specific advice from a licensed professional and you may not rely on the contents of the Website as such. All examples are hypothetical and are intended for illustrative purposes only. We recommend that you consult with your own personal investment, tax and legal advisors for advice on your specific situation. Any actions that you take based on the Website are your sole responsibility.

You acknowledge that no expressed or implied warranties about the Website are made, including but not limited to implied warranties of merchantability, fitness for a particular use or purpose, title or non-infringement.

The Website is made available to you on an "as is", "as available" and "with all faults" basis. Neither MKS nor its licensors warrants that any defects or inaccuracies will be corrected, subject to applicable law. Although every effort has been made to provide a Website that is secure, timely and accurate, neither MKS nor its licensors warrant that the Website will meet your needs or that it will be uninterrupted, timely, secure or error-free. MKS and its licensors also make no warranty that the results obtained from the use of the Website will be accurate or reliable, or that the quality of any products, services, tools, information or other material obtained by you through this Website will meet your expectations. In no event shall MKS or any of its licensors be liable for any consequential, incidental, special, indirect or other losses or damages of whatsoever kind that result from use or loss of use of the Materials, however caused and to the fullest extent permitted by law, even if MKS has been advised of the possibility of such losses or damages. These Terms and their enforcement are governed by the laws of the State of Massachusetts, without regard to conflicts of law. The rights, exclusions and limitations of liability under these Terms operate to the benefit of MKS' subcontractors, licensors and vendors to the same extent that such provisions operate to the benefit of MKS.

By clicking "I Agree" below, I am indicating that I understand and accept the Terms.

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Overview of Option Exchange Program

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Exchange Offer Overview

The terms of the exchange offer are contained in the Offer to Exchange. In the event of any inconsistency between the information on this Website and the Offer to Exchange, the Offer to Exchange will govern. MKS Instruments, Inc. is referred to on this Website as "MKS," "we," "our" or "us."

To summarize, MKS is offering to exchange *Eligible Options* from *Eligible Employees* for a lesser number of *RSUs*.

You are an *eligible employee* if you are:

- an employee of MKS or one of our subsidiaries located in the United States, Germany, Japan or the United Kingdom (employees located in countries other than the United States, Germany, Japan and the United Kingdom are not eligible to participate in the exchange offer);
- employed on the date the exchange offer commences and remain employed through the date the RSUs are granted;
- eligible to participate in the 2004 Stock Incentive Plan, as amended; and
- not an executive officer or a member of our board of directors.

Eligible options are stock options held by eligible employees that were granted under our Second Restated 1995 Stock Incentive Plan and have a per share exercise price greater than $23.35, which is the highest closing price of our common stock on the NASDAQ Global Select Market, or Nasdaq, in the 52-week period preceding the commencement date of the exchange offer.

RSUs are restricted stock units that will be issued to you in exchange for your eligible options, if you participate in the exchange offer.

You will receive RSUs for a lesser number of shares of common stock than the cancelled eligible options that you tender. The number of RSUs will be determined using an exchange ratio that is intended to ensure that the fair value,

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You will receive RSUs for a lesser number of shares of common stock than the cancelled eligible options that you tender. The number of RSUs will be determined using an exchange ratio that is intended to ensure that the fair value, for accounting purposes, of the RSUs are approximately equal to the fair value of the eligible options tendered for exchange at the time the RSUs are granted. The number of RSUs to be granted in exchange for each eligible option will be that number of RSUs (rounded down to the nearest whole) that would be derived by dividing the fair value of such eligible option grant (determined using the Black-Scholes option valuation model) by the closing sale price of our common stock on the day the exchange offer expires. The Black-Scholes option valuation model used to value eligible option grants will take into account (i) the closing price of our common stock on Nasdaq on the day the exchange offer expires, (ii) the exercise price of the option grant, (iii) the expected volatility of our common stock over the projected life of the option grant, (iv) the estimated expected life of the option grant, (v) the risk-free interest rate over the projected life of the option grant and (vi) the expected dividends on our common stock. Because the Black-Scholes valuation model takes into account certain assumptions on the day the exchange offer expires, including the closing price of our common stock, the Black-Scholes value of the tendered eligible options, the exact exchange ratios and number of RSUs to be granted will not be known until shortly after 4:00 p.m., Eastern Time, on the day the exchange offer expires. After 4:00 p.m., Eastern Time, on the day the exchange offer expires, we will distribute by e-mail (or other method) to all eligible employees the exact ratios to be used in the exchange offer. The exchange ratios separately apply to each eligible option grant based upon the exercise price and grant date of such option grants. This means that if you hold various eligible option grants, each may be subject to different exchange ratios.

You may pick and choose which of your outstanding eligible options you wish to exchange. However, if you decide to exchange any eligible options received pursuant to a particular option grant, you must exchange all of the eligible options received pursuant to such grant (i.e., you must make your election to participate on a grant-by-grant basis). For example, if you were granted 100 stock options on September 6, 2000 at an exercise price of $29.50, then all of those options would be considered part of the same option grant. You may either exchange all 100 stock options or none of them, but you may not exchange only some of them.

If you choose to exchange eligible options, you will be agreeing to cancel those options and your currently outstanding option agreement(s) relating to those options and irrevocably release all of your rights with respect to those options and agreements in exchange for RSUs.

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Calculator Overview

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Calculator Overview

Use this Calculator to:

- **Calculate** the number of RSUs available for your eligible options based on hypothetical exchange ratios.
- **Learn more** about your choices and how to make an election.

You must make an election prior to 11:59 p.m., Eastern Time, on August 28, 2009 unless extended by MKS. If you do not make an election, your eligible stock options will remain in effect, in accordance with their existing terms and conditions.

Use this Calculator as often as you like before the expiration time. You may change your election at any time before the expiration time. However, your election outstanding as of the expiration time will be final. You will have no future opportunity to change your election after the expiration time, unless MKS extends the expiration time.

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Your Choices

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Your Choices

If you choose to participate in the exchange offer, you must choose whether to exchange outstanding eligible options previously granted to you.

Your choices are:

- **Exchange your Eligible Options** - Your eligible options will be exchanged for RSUs immediately upon the expiration time (which is expected to be 11:59 p.m., Eastern Time, on August 28, 2009, unless MKS extends the exchange offer) at an exchange ratio based upon the fair value of the eligible options as of the date the offer expires, as more fully described in the Offer to Exchange.
- **Do Nothing** - If you do not make an election to tender to MKS any or all of your outstanding eligible options, then your outstanding eligible options will remain in effect, in accordance with their existing terms and conditions.

Terminating Employment - If your employment terminates with MKS prior to the date of grant of the RSUs, you will not be eligible to participate in the exchange offer, unless due to retirement, death or disability.

The information on this Website regarding your eligible options is as of August 3, 2009 and will not be updated to reflect any changes after August 3, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this Website to exchange an option that is no longer eligible for exchange in the exchange offer, as a result of termination of your employment or otherwise, will not be accepted.

MKS has sole discretion to determine the eligibility of options for exchange under the exchange offer and the eligibility of employees to participate in the exchange offer. In addition, MKS has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of eligible options. As described in the Offer to Exchange, MKS has sole discretion to waive any defect or irregularity in any election with respect to any particular eligible

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- **Do Nothing** - If you do not make an election to tender to MKS any or all of your outstanding eligible options, then your outstanding eligible options will remain in effect, in accordance with their existing terms and conditions.

Terminating Employment - If your employment terminates with MKS prior to the date of grant of the RSUs, you will not be eligible to participate in the exchange offer, unless due to retirement, death or disability.

The information on this Website regarding your eligible options is as of August 3, 2009 and will not be updated to reflect any changes after August 3, 2009, including any changes in the eligibility of the options that you hold as a result of termination of employment or otherwise. Any election you make on this Website to exchange an option that is no longer eligible for exchange in the exchange offer, as a result of termination of your employment or otherwise, will not be accepted.

MKS has sole discretion to determine the eligibility of options for exchange under the exchange offer and the eligibility of employees to participate in the exchange offer. In addition, MKS has sole discretion to determine all questions as to form, validity (including time of receipt), and acceptance of any tender (or withdrawal) of eligible options. As described in the Offer to Exchange, MKS has sole discretion to waive any defect or irregularity in any election with respect to any particular eligible options or any particular eligible employee.

Questions

If you have technical questions about access to or the functionality of this Website, please contact:
- U.S. employees may call 1-800-544-9354 between the hours of 5:00 p.m. on Sunday and Midnight on Friday, Eastern Time.
- U.K., Japan or Germany employees may call 1-800-544-0275 Monday through Friday, 8 a.m. through 8 p.m., local time. See below for your country's access code.
  - U. K.: 0-800-89-0011 or 0-500-89-0011
  - Germany: 0800-225-5288
  - Japan: 00-539-111 (KDD), 00-665-5111 (IDC), or 00-441-1111 (JT)

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Most Frequently Asked Questions and Answers

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Questions and Answers

1. How many RSUs will I receive for the options that I exchange?
2. Are there circumstances under which I would not be granted RSUs?
3. Am I required to participate in this option exchange?
4. When will my RSUs vest?
5. If I participate in the exchange offer, do I have to exchange all of my eligible options?
6. What happens if I have an eligible option that is subject to a domestic relations order or comparable legal document as the result of the end of a marriage?
7. When will I receive the RSUs?
8. When will my tendered eligible options be cancelled?
9. Once I surrender my eligible options, is there anything I must do to receive the RSUs?
10. Will the terms and conditions of my RSUs be the same as the terms and conditions of my eligible options?
11. What happens to my eligible options if I choose not to participate or if my options are not accepted for exchange?
12. Will I have to pay taxes if I participate in the exchange offer?
13. Are there any conditions to the exchange offer?
14. If you extend the exchange offer, how will you notify me?
15. How will you notify me if the exchange offer is changed?
16. Can I change my mind and withdraw from the exchange offer?
17. Can I change my mind about which eligible options I want to exchange?
18. How do I change my election?
19. What if I withdraw my election and then decide again that I want to participate in the exchange offer?
20. Are you making any recommendation as to whether I should exchange my eligible options?
21. Whom can I contact if I have questions about the exchange offer, or if I need additional copies of the exchange offer materials?

1. How many RSUs will I receive for the options that I exchange?

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1. How many RSUs will I receive for the options that I exchange?

You will receive RSUs for a lesser number of shares of common stock than the cancelled eligible options that you tender. The number of RSUs to be granted in exchange for each eligible option will be determined using an exchange ratio that is intended to ensure that the fair value, for accounting purposes, of the RSUs is approximately equal to the fair value of the eligible option tendered for exchange at the time the RSUs are granted. The number of RSUs to be granted in exchange for each eligible option will be the number of RSUs (rounded down to the nearest whole RSU) that would be derived by dividing the fair value of such eligible option (determined using the Black-Scholes option valuation model) by the closing sale price of our common stock on the day the exchange offer expires.

The Black-Scholes option valuation model we are using to value eligible option grants will take into account (i) the closing price of our common stock on Nasdaq on the day the exchange offer expires, (ii) the exercise price of the eligible option, (iii) the expected volatility of our common stock over the projected life of the eligible option, (iv) the estimated expected life of the eligible option, (v) the risk-free interest rate over the projected life of the eligible option and (vi) the expected dividends on our common stock. The exchange ratios separately apply to each eligible option grant. This means that if you hold various eligible options, each may be subject to a different exchange ratio.

We have provided a table in Section 2 of the Offer to Exchange ("Number of Restricted Stock Units; Expiration Time") setting forth hypothetical exchange ratios that would be used in the exchange offer assuming various closing prices on the day the exchange offer expires. However, to ensure that you will have the information you need to make an informed decision based on the number of RSUs that will be granted for exchanged eligible options, after Nasdaq closes on the day the exchange offer expires, we will deliver to you (by e-mail or other method) a notification of the final exchange ratios for the eligible options. At 5:30 p.m., Eastern Time, on the day the exchange offer expires, we will host a conference call for all eligible employees both as a further means of disclosing the final exchange ratios and to answer any remaining questions that you may have. We will have designated employees available by telephone from the time at which the final exchange ratios are delivered to you until 11:59, p.m., Eastern Time, on the day the exchange offer expires to respond to any questions that you may have with respect to the exchange offer or the final exchange ratios. You will have until 11:59 p.m., Eastern Time, on the day the exchange offer expires (currently expected to be August 28, 2009) to make an election by

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have with respect to the exchange offer or the final exchange ratios. You will have until 11:59 p.m., Eastern Time, on the day the exchange offer expires (currently expected to be August 28, 2009) to make an election by completing and submitting an election form or change any previous election you have made by completing and submitting a withdrawal through the exchange offer website at https://mks.optionelection.com or, if necessary submitting a paper withdrawal form, by faxing it to Marlene Maffe, the MKS stock plan administrator, at (978) 557-5124, or e mail to Marlene Maffe at marlene_maffe@mksinst.com (via PDF or similar imaged document file).

Due to the Black-Scholes valuation model, some eligible options will have exchange ratios that are so high that the number of RSUs that would be granted for any outstanding option grant would be zero. We strongly encourage you to:

- use the calculator on the exchange offer website to determine the number of RSUs that would be granted to you in exchange for each of your eligible option grants based upon the hypothetical exchange ratios; and
- when we provide you with the final exchange ratios, review and reconsider the number of RSUs that would be granted to you based upon any election that you previously submitted.

We will not accept tendered eligible options that would result in zero RSUs being granted.

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2. Are there circumstances under which I would not be granted RSUs?

Yes. If, for any reason, you are no longer our employee when the RSUs are granted, which will be immediately upon the expiration time, you will not receive any RSUs. Instead, you will keep your current eligible options and the eligible options will vest and expire in accordance with their original terms. Except as provided by applicable law and/or any employment agreement between you and us, your employment with us will remain "at-will" regardless of your participation in the exchange offer and can be terminated by you or your employer at any time with or without cause or notice. (See Section 1 of the Offer to Exchange, "Eligibility.")

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We will not accept tendered eligible options that would result in zero RSUs being granted. Moreover, even if we accept your eligible options, we will not grant RSUs to you if we are prohibited from doing so by applicable laws. We do not anticipate any such prohibitions at this time. In such event, your eligible options will remain in effect, in accordance with their existing terms and conditions. (See Section 13 of the Offer to Exchange, "Legal Matters; Regulatory Approvals.")

In addition, if you hold an option that expires after the commencement of, but before the cancellation of options under, the exchange offer, that particular option is not eligible for exchange. Therefore, if you hold options that expire any time before the expiration time (whether or not extended), which we expect will be 11:59 p.m. on August 28, 2009, they will not be eligible for exchange and such options will continue to be governed by their original terms. (See Section 15 of the Offer to Exchange, "Extension of the Exchange Offer; Termination; Amendment.")

In addition, due to the Black-Scholes valuation model we are using, some eligible options will have exchange ratios that are so high that the number of RSUs that would be granted for any outstanding option grant would be zero. We will not accept tendered eligible options that would result in zero RSUs being granted.

We also reserve the right, in our reasonable judgment, before the expiration time to terminate or amend the exchange offer and to postpone our acceptance and cancellation of any options elected to be exchanged if any of the events listed in Section 7 of the Offer to Exchange ("Conditions of the Exchange Offer") occurs, by giving oral or written notice of the termination or postponement to you or by making a public announcement of the termination. (See Section 15 of the Offer to Exchange, "Extension of the Exchange Offer; Termination; Amendment.")

Only employees located in the United States, Germany, Japan and the United Kingdom are eligible to participate in the exchange offer.

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3. Am I required to participate in this option exchange?

No. Participation in the exchange offer is completely voluntary.

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4. When will my RSUs vest?

Each RSU represents the right to receive one share of our common stock which will become vested 12 months from the RSU grant date. Vesting of the RSUs will be conditioned upon your continued service with us, subject to limited exceptions for retirement, death or disability. This means that you will generally be required to remain employed with MKS for one year after the RSU grant date in order to be vested in the RSUs. However, if your employment with us terminates by reason of retirement, death or disability, the vesting of the RSUs will accelerate such that your RSUs will be fully vested. Additionally, if, prior to any vesting of the RSU, and within two years after the effectiveness of a Change in Control (as defined in the RSU agreement), the participant is (i) terminated by MKS without Cause (as defined in the RSU agreement) or (ii) terminates his or her employment for Good Reason (as defined in the RSU agreement), then, 100% of the participant's RSUs shall become immediately and fully vested. (See Section 9 of the Offer to Exchange, "Source and Amount of Consideration, Terms of Restricted Stock Units.")

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5. If I participate in the exchange offer, do I have to exchange all of my eligible options?

No. You may pick and choose which of your outstanding eligible options you wish to exchange. However, if you decide to exchange any eligible options received pursuant to a particular option grant, you must exchange all of the eligible options received pursuant to such grant (i.e., you must make your election to participate on a grant-by-grant basis), except that (a) you may partially tender an option grant covered by a domestic relations order (or

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the eligible options received pursuant to such grant (i.e., you must make your election to participate on a grant-by-grant basis), except that (a) you may partially tender an option grant covered by a domestic relations order (or comparable legal document as the result of the end of a marriage) (see Question 6), and (b) you may elect to exchange all of the options received pursuant to such eligible option grant that remain unexercised at the expiration time. (See Section 2 of the Offer to Exchange, "Number of Restricted Stock Units; Expiration Time.")

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6. What happens if I have an eligible option that is subject to a domestic relations order or comparable legal document as the result of the end of a marriage?

If you have an eligible option that is subject to a domestic relations order (or comparable legal document as the result of the end of a marriage) and a person who is not an eligible employee of MKS beneficially owns a portion of that eligible option, you may tender only the portion beneficially owned by you. Any portion beneficially owned by a person who is not our employee may not be exchanged in the exchange offer (even if the legal title to that portion of the option is held by you and you are an eligible employee). (See Section 2 of the Offer to Exchange, "Number of Restricted Stock Units; Expiration Time.")

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7. When will I receive the RSUs?

We will grant the RSUs immediately upon the expiration time, which we expect to be 11:59 p.m., Eastern Time, on August 28, 2009. If the expiration time is extended, the RSU grant date will be similarly extended. You will receive your RSU agreement as soon as practicable after the expiration time. (See Section 6 of the Offer to Exchange, "Acceptance of Options for Exchange and Granting of Restricted Stock Units.")

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8. When will my tendered eligible options be cancelled?

Your eligible options, properly tendered and not validly withdrawn, will be cancelled immediately upon the expiration time, which will be 11:59 p.m., Eastern Time, on August 28, 2009, unless we extend the exchange offer. Once we have accepted your eligible options and they have been cancelled, you will no longer have any rights under those options. (See Section 6 of the Offer to Exchange, "Acceptance of Options for Exchange and Granting of Restricted Stock Units.")

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9. Once I surrender my eligible options, is there anything I must do to receive the RSUs?

No. Once your eligible options have been surrendered, there is nothing that you must do to receive your RSUs. Your RSUs will be granted to you on the same day that the properly tendered and not validly withdrawn eligible options are cancelled, provided that you are still an employee on such date (see Question 2). In order to vest in the shares covered by RSUs, you will need to remain in continued service with us through the vesting date, as described in Question 4. (See Section 1 of the Offer to Exchange, "Eligibility.")

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10. Will the terms and conditions of my RSUs be the same as the terms and conditions of my eligible options?

No. Your RSUs will be unvested as of the RSU grant date and will have a different vesting schedule from the vesting schedule of your eligible options.

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In addition, your RSUs will be granted under the terms of a RSU agreement under our 2004 Stock Incentive Plan, as amended. The applicable form of RSU agreement is filed as an exhibit to the Schedule TO with which the exchange offer has been filed and is available on the U.S. Securities and Exchange Commission, or SEC, website at http://www.sec.gov. (See Section 9 of the Offer to Exchange, "Source and Amount of Consideration; Terms of Restricted Stock Units.") You may also contact Marlene Maffe, the MKS stock plan administrator, to receive a copy of the 2004 Stock Incentive Plan, as amended, and the form of RSU agreement. We will promptly furnish to you copies of these documents upon request at our expense.

Until your RSUs vest and you are issued shares for such RSUs, you will not have any of the rights or privileges of a shareholder of MKS related to such shares. Once your RSUs vest and you have been issued the underlying shares of common stock, you will have all of the rights and privileges of a shareholder with respect to those shares, including the right to vote and to receive dividends.

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11. What happens to my eligible options if I choose not to participate or if my options are not accepted for exchange?

If you choose not to participate or your eligible options are not accepted for exchange, your existing eligible options will remain outstanding until they expire by their terms and will retain their current exercise price, current vesting schedule and all of the other terms and conditions as set forth in the relevant agreement related to such eligible options. (See Section 6 of the Offer to Exchange, "Acceptance of Options for Exchange and Granting of Restricted Stock Units.")

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12. Will I have to pay taxes if I participate in the exchange offer?

If you participate in the exchange offer and are a U.S. taxpayer, you generally will not be required under current

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12. Will I have to pay taxes if I participate in the exchange offer?

If you participate in the exchange offer and are a U.S. taxpayer, you generally will not be required under current U.S. law to recognize income for U.S. federal income tax purposes at the time of the exchange. However, you will have taxable income when your RSUs vest in an amount equal to the fair market value of the MKS shares on the vesting date. MKS has a withholding obligation with respect to this compensation income. In order for you to be issued shares of common stock when your RSUs vest, you must make satisfactory arrangements with respect to the payment of income, employment and other taxes that MKS determines must be withheld with respect to such shares. The RSU agreement provides that MKS will automatically deduct and retain from the shares of common stock that would otherwise be issued in settlement of RSUs the appropriate number of whole shares, valued at their then fair market value, to satisfy our tax withholding obligations at the applicable minimum statutory withholding rate. You will have taxable capital gain (or loss) when you sell the shares underlying the RSUs in the amount by which the sale price for the shares exceeds (or is less than) the fair market value of the shares on the vesting date. Note that the tax treatment of RSUs is significantly different from the tax treatment of your eligible options, and participating in the exchange offer could result in your tax liability being higher than if you had kept your eligible options or you having income in a year that you had not expected. (See "Risks of Participating in the Exchange Offer" in the Offer to Exchange). Please see Section 14 of the Offer to Exchange ("Material Income Tax Consequences") for a description of the general tax consequences associated with options and RSUs.

If you participate in the exchange offer and are subject to tax or social insurance contributions in Germany, Japan or the United Kingdom, please refer to Schedules C, D and E of this exchange offer for a description of the tax and social insurance consequences that may apply to you.

You should consult with your tax advisor to determine the personal tax consequences to you of participating in the exchange offer. If you are a resident of or subject to the tax laws in more than one country, you should be aware that there may be additional or different tax and social insurance consequences that may apply to you.

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13. Are there any conditions to the exchange offer?

Yes. The completion of the exchange offer is subject to a number of customary conditions that are described in Section 7 of the Offer to Exchange ("Conditions of the Exchange Offer"). If any of these conditions are not satisfied, we will not be obligated to accept and exchange properly tendered eligible options, though we may do so at our discretion.

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14. If you extend the exchange offer, how will you notify me?

If we extend the exchange offer, we will issue an e-mail or other form of communication disclosing the extension no later than 6:00 a.m., Eastern Time, on the next business day following the previously scheduled expiration date. (See Sections 2, "Number of Restricted Stock Units; Expiration Time" and 15 of the Offer to Exchange, "Extension of the Exchange Offer; Termination; Amendment.")

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15. How will you notify me if the exchange offer is changed?

If we change the exchange offer, we will issue an e-mail or other form of communication disclosing the change no later than 6:00 a.m., Eastern Time, on the next business day following the date on which we change the exchange offer. (See Sections 2, "Number of Restricted Stock Units; Expiration Time" and 15 of the Offer to Exchange, "Extension of the Exchange Offer; Termination; Amendment.")

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16. Can I change my mind and withdraw from the exchange offer?

Yes. You may change your mind after you have submitted an election and withdraw some or all of your eligible options from the exchange offer at any time before the expiration time (expected to be August 28, 2009). Please note, however, that withdrawals must be made on a grant-by-grant basis. This means you cannot withdraw one option received pursuant to a particular option grant without also withdrawing all other options received pursuant to such option grant. If we extend the expiration time, you may withdraw your election at any time until the extended offer expires. You may change your mind as many times as you wish, but you will be bound by the last properly submitted election and/or withdrawal we receive before the expiration time. Although we do not expect this to occur, under SEC rules governing the exchange offer, if we have not accepted your properly tendered eligible options by 11:59 p.m., Eastern Time, on September 28, 2009, you may withdraw your eligible options at any time thereafter. (See Section 5 of the Offer to Exchange, "Withdrawal Rights and Change of Election.")

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17. Can I change my mind about which eligible options I want to exchange?

Yes. You may change your mind after you have submitted an election and change the eligible options you tender for exchange at any time before the expiration time. If we extend the expiration time, you may change your election at any time until the extended offer expires. You may elect to exchange additional eligible options, fewer eligible options, all of your eligible options or none of your eligible options. You may change your mind as many times as you wish, but you will be bound by the last properly submitted election we receive before the expiration time. (See Section 4 of the Offer to Exchange, "Procedures for Electing to Exchange Options," and Section 5 of the Offer to Exchange, "Withdrawal Rights and Change of Election.")

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18. How do I change my election?

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18. How do I change my election?

To change your election, you must do the following before the expiration time:

- access the exchange offer website at https://mks.optionelection.com and complete a new electronic election form; or
- although we encourage you to submit your election electronically via the exchange offer website, if you are unable to do so for any reason, including technical failures of the exchange offer website such as the exchange offer website being unavailable or the exchange offer website not accepting your election, you must complete a paper election form and return it via fax at (978) 557-5124 or e-mail to Marlene Maffe, the MKS stock plan administrator, at marlene_maffe@mksinst.com (via PDF or similar imaged document file). To obtain a paper election form please e-mail Marlene Maffe at marlene_maffe@mksinst.com or call (978) 645-5654. You can also view and print the election form at https://mks.optionelection.com.

Only responses that are complete and actually received by MKS, whether via the exchange offer website or via fax or e-mail, before 11:59 p.m., Eastern Time, on August 28, 2009 (unless we extend the exchange offer) will be accepted. Responses submitted by any other means, including hand delivery, interoffice, U.S. mail (or other post) and Federal Express (or similar delivery service) are not permitted. The delivery of all documents, including election forms and withdrawal forms, is at your risk. If you make an election or withdrawal via the exchange offer website, you will receive a website confirmation. If you make an election or withdrawal via fax or e-mail, MKS will confirm the receipt of your election or withdrawal within two business days. If you have not received a confirmation, it is your responsibility to send an e-mail to Marlene Maffe at marlene_maffe@mksinst.com or call (978) 645-5654. (See Section 5 of the Offer to Exchange, "Withdrawal Rights and Change of Election.")

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19. What if I withdraw my election and then decide again that I want to participate in the exchange offer?

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offer?

If you have withdrawn your election to participate and then decide again that you would like to participate in the exchange offer, you may re-elect to participate by submitting a new, properly completed electronic election form (or faxed or e-mailed form) accepting the exchange offer before the expiration time, in accordance with the procedures described in Section 5 of the Offer to Exchange ("Withdrawal Rights and Change of Election").

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20. Are you making any recommendation as to whether I should exchange my eligible options?

No. We are not making any recommendation as to whether you should accept the exchange offer. We understand that the decision whether or not to exchange your eligible options in the exchange offer will be a challenging one for many employees. The program does carry risk, and there are no guarantees that you ultimately would receive greater value from the RSUs you will receive in exchange than you would if you had retained your corresponding options. (See "Risks of Participating in the Exchange Offer" in the Offer to Exchange for information regarding some of these risks.) As a result, you must make your own decision as to whether or not to participate in the exchange offer. For questions regarding personal tax implications or other investment- or tax-related questions, you should talk to your legal counsel, accountant, and/or financial advisor.

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21. Whom can I contact if I have questions about the exchange offer, or if I need additional copies of the exchange offer materials?

You should direct questions about the exchange offer and requests for additional copies of exchange offer materials to Marlene Maffe, the MKS stock plan administrator, at marlene_maffe@mksinst.com or (978) 645-5654. (See Section 10 of the Offer to Exchange, "Information Concerning MKS; Financial Information.")

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Exchange Offer Election Form

To exchange your eligible options by tendering them in the exchange offer, check the boxes below. To exchange all eligible options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange eligible options by tendering them, uncheck the boxes below. You may re-tender your eligible options by checking the boxes once again.

Your Stock Options

☐ Exchange All Eligible Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options*	I elect to exchange my eligible options
2000	01/04/2000	$32.00	2,000	☑
2002	01/30/2002	$23.50	3,000	☑
2002	01/30/2002	$23.50	250	☐
2003	11/11/2003	$27.11	1,500	☐
2004	01/05/2004	$29.93	500	☐

*May not reflect the expiration, termination or forfeiture of options prior to the expiration time (which is expected to be 11:59 p.m., Eastern Time, on August 28, 2009 unless MKS elects to extend the exchange offer).

For a paper election form, click here.

By electing to exchange my eligible options by tendering them in the exchange offer, I acknowledge that:

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MKS Exchange Offer

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By electing to exchange my eligible options by tendering them in the exchange offer, I acknowledge that:

1. I understand that, upon acceptance by MKS Instruments, Inc., this Election Form will constitute a binding agreement between MKS and me.
2. I understand that if I validly tender all of my eligible options for exchange, and such eligible options are accepted, I will receive RSUs for a lesser number of shares of common stock than the cancelled eligible options that I tender. The number of RSUs will be determined using an exchange ratio that is intended to ensure that the fair value, for accounting purposes, of the RSUs is approximately equal to the fair value of the eligible options tendered for exchange at the time the RSUs are granted. The number of RSUs to be granted in exchange for each eligible option will be that number of RSUs (rounded down to the nearest whole) that would be derived by dividing the fair value of such eligible option grant (determined using the Black-Scholes option valuation model) by the closing sale price of MKS common stock on the day the exchange offer expires. The Black-Scholes option valuation model used to value eligible option grants will take into account (i) the closing price of the MKS common stock on Nasdaq on the day the exchange offer expires, (ii) the exercise price of the option grant, (iii) the expected volatility of MKS common stock over the projected life of the option grant, (iv) the estimated expected life of the option grant, (v) the risk-free interest rate over the projected life of the option grant and (vi) the expected dividends on MKS common stock. Because the Black-Scholes valuation model takes into account certain assumptions on the day the exchange offer expires, including the closing price of MKS common stock, the Black-Scholes value of the tendered eligible options, the exact exchange ratios and number of RSUs to be granted will not be known until shortly after 4:00 p.m., Eastern Time, on the day the exchange offer expires.
3. I understand that the RSUs will have a vesting period of one year. Vesting of the RSUs will be conditioned upon my continued service with MKS, subject to limited exceptions for retirement, death or disability. This means that I will generally be required to remain employed with MKS for one year after the RSU grant date in order to be vested in the RSUs.
4. I understand that RSUs will be granted under and subject to the provisions of the MKS Instruments 2004 Stock Incentive Plan, as amended.
5. MKS has advised me to consult with my own advisors, including personal, investment, tax and legal advisors, as to the consequences of participating or not participating in this exchange offer.
6. To remain eligible to tender eligible options for exchange pursuant to the exchange offer, I understand that I must remain an eligible employee and must not have received nor have given a notice of termination of employment prior to the expiration time, which is scheduled to be 11:59 p.m., Eastern Time, on August 28, 2009, unless the exchange offer is extended. I understand that if I die or do not remain in continued service with MKS through the expiration time, MKS will not accept my eligible options for cancellation and I or my estate or beneficiaries, as the case may be, will retain my eligible options with their current terms and conditions.

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their current terms and conditions.

7. I understand that neither the ability to participate in the exchange offer nor actual participation in the exchange offer will be construed as a right to continued employment with MKS or any of its subsidiaries.

8. I understand that in accordance with the exchange offer, MKS may terminate, modify or amend the exchange offer and postpone its acceptance and cancellation of any eligible options that I have tendered for exchange. As a result, I understand that if my eligible options tendered for exchange are not accepted, they will remain in effect with their current terms and conditions.

9. I understand that this election is entirely voluntary, and I am aware that I may change or withdraw my decision to tender my eligible options at any time until the exchange offer expires as described in the exchange offer materials. I understand that this decision to tender my eligible options will become irrevocable at 11:59 p.m., Eastern Time, on August 28, 2009, unless the exchange offer is extended.

10. I sell, assign and transfer to MKS all right, title and interest in and to all of the eligible options that I am tendering, and I agree that I shall have no further right or entitlement to purchase any shares of MKS common stock under the tendered eligible options on the date MKS accepts those eligible options for exchange and cancellation. I understand that my subsequent death or incapacity will not affect the authority of MKS to take the actions described in the exchange offer with respect to eligible options that I have tendered for exchange and that have been accepted for cancellation, and such authority will survive my death or incapacity. All of my obligations under this Election Form will be binding upon my heirs, personal representatives, successors and assigns.

11. I agree to all of the terms and conditions of the exchange offer contained in the Offer to Exchange Certain Stock Options for Restricted Stock Units dated August 3, 2009 and related exhibits.

12. I hereby represent and warrant that I have full power and authority to elect to surrender the eligible stock options listed for exchange in the table below and that, when and to the extent such eligible stock options are accepted by MKS, such eligible stock options will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such eligible stock options will not be subject to any adverse claims. Without limiting the foregoing, I hereby represent and warrant that either I am not married and do not have a registered domestic partner, my spouse or registered domestic partner has no community or other marital property rights in the eligible stock options or RSUs, or my spouse or registered domestic partner has consented to and agreed to be bound by the election form. Upon request, I will execute and deliver any additional documents deemed by MKS to be necessary or desirable to complete the exchange of the eligible stock options I am electing to exchange.

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options or RSUs, or my spouse or registered domestic partner has consented to and agreed to be bound by the election form. Upon request, I will execute and deliver any additional documents deemed by MKS to be necessary or desirable to complete the exchange of the eligible stock options I am electing to exchange.

The exchange offer expires at 11:59 p.m., Eastern Time, August 28, 2009, unless extended by MKS Instruments. You can change your decision until August 28, 2009, as the system will remain open virtually 24 hours a day until such time. Your properly submitted and accepted election outstanding as of 11:59 p.m., Eastern Time, on August 28, 2009 (unless MKS Instruments extends the exchange offer) will be your final decision. If you do not make an election for any or all of your outstanding eligible option grants, they will not be exchanged and will remain outstanding in accordance with their existing terms and conditions.

NOTE TO ELIGIBLE EMPLOYEES IN COMMUNITY PROPERTY STATES

If you are married and reside in a state the laws of which provide that a spouse or registered domestic partner has a community property interest in the eligible options, in order to elect to tender your eligible options your spouse or registered domestic partner must consent, agree to be bound and agree that any such community property interest shall similarly be bound, by this Election Form. States with community property laws are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

Your submission constitutes your representation and warranty to MKS that either you are not married and do not have a registered domestic partner, your spouse or registered domestic partner has no community or other marital property rights in the eligible stock options or RSUs or your spouse or registered domestic partner has consented to and agreed to be bound by this Election Form. **You should consult your personal outside advisors if you have questions about spousal consent.**

Friday July 31, 2009, 11:01 AM

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Exchange Offer Election Form
To exchange your eligible options by tendering them in the exchange offer, check the boxes below. To exchange all eligible options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange eligible options by tendering them, uncheck the boxes below. You may re-tender your eligible options by checking the boxes once again.
Your Stock Optio
ble Options
Grant Year
2000
2002
2002
2003
2004
Thank you for making your elections. You have chosen to exchange all of your eligible options at this time. Please print the election for your records. You may change your election at any time before 11:59 p.m. on August 28, 2009 (or, if MKS extends the exchange offer, such later date) (the "expiration time"). However, the last election submitted will be final. You will have no future opportunity to change your election after the expiration time.
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*May not reflect the expiration, termination or forfeiture of options prior to the expiration time (which is expected to be 11:59 p.m., Eastern Time, on August 28, 2009 unless MKS elects to extend the exchange offer).
For a paper election form, click here.
By electing to exchange my eligible options by tendering them in the exchange offer, I acknowledge that:
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MKS Exchange Offer

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Confirmation Number: testcase1-20090731-110409

Print Elections

Your Stock Options

Grant Year	Grant Date	Exercise Price	Eligible Vested Options	I elect to 'Exchange' my Eligible Options
2000	01/04/2000	$32.00	2,000	☐
2002	01/30/2002	$23.50	3,000	☐
2002	01/30/2002	$23.50	250	☐
2003	11/11/2003	$27.11	1,500	☐
2004	01/05/2004	$29.93	500	☐

To exchange your eligible options by tendering them in the exchange offer, check the boxes below. To exchange all eligible options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange eligible options by tendering them, uncheck the boxes below. You may re-tender your eligible options by checking the boxes once again.

By electing to exchange my eligible options by tendering them in the exchange offer, I acknowledge that:

1. I understand that, upon acceptance by MKS Instruments, Inc., this Election Form will constitute a binding agreement between MKS and me.

Print Confirmation (continued)

2. I understand that if I validly tender all of my eligible options for exchange, and such eligible options are accepted, I will receive RSUs for a lesser number of shares of common stock than the cancelled eligible options that I tender. The number of RSUs will be determined using an exchange ratio that is intended to ensure that the fair value, for accounting purposes, of the RSUs is approximately equal to the fair value of the eligible options tendered for exchange at the time the RSUs are granted. The number of RSUs to be granted in exchange for each eligible option will be that number of RSUs (rounded down to the nearest whole) that would be derived by dividing the fair value of such eligible option grant (determined using the Black-Scholes option valuation model) by the closing sale price of MKS common stock on the day the exchange offer expires. The Black-Scholes option valuation model used to value eligible option grants will take into account (i) the closing price of the MKS common stock on Nasdaq on the day the exchange offer expires, (ii) the exercise price of the option grant, (iii) the expected volatility of MKS common stock over the projected life of the option grant, (iv) the estimated expected life of the option grant, (v) the risk-free interest rate over the projected life of the option grant and (vi) the expected dividends on MKS common stock. Because the Black-Scholes valuation model takes into account certain assumptions on the day the exchange offer expires, including the closing price of MKS common stock, the Black-Scholes value of the tendered eligible options, the exact exchange ratios and number of RSUs to be granted will not be known until shortly after 4:00 p.m., Eastern Time, on the day the exchange offer expires.

3. I understand that the RSUs will have a vesting period of one year. Vesting of the RSUs will be conditioned upon my continued service with MKS, subject to limited exceptions for retirement, death or disability. This means that I will generally be required to remain employed with MKS for one year after the RSU grant date in order to be vested in the RSUs.

4. I understand that RSUs will be granted under and subject to the provisions of the MKS Instruments 2004 Stock Incentive Plan, as amended.

5. MKS has advised me to consult with my own advisors, including personal, investment, tax and legal advisors, as to the consequences of participating or not participating in this exchange offer.

6. To remain eligible to tender eligible options for exchange pursuant to the exchange offer, I understand that I must remain an eligible employee and must not have received nor have given a notice of termination of employment prior to the expiration time, which is scheduled to be 11:59 p.m., Eastern Time, on August 28, 2009, unless the exchange offer is extended. I understand that if I die or do not remain in continued service with MKS through the expiration time, MKS will not accept my eligible options for cancellation and I or my estate or beneficiaries, as the case may be, will retain my eligible options with their current terms and conditions.

7. I understand that neither the ability to participate in the exchange offer nor actual participation in the exchange offer will be construed as a right to continued employment with MKS or any of its subsidiaries.

8. I understand that in accordance with the exchange offer, MKS may terminate, modify or amend the exchange offer and postpone its acceptance and cancellation of any eligible options that I have tendered for exchange. As a result, I understand that if my eligible options tendered for exchange are not accepted, they will remain in effect with their current terms and conditions.

9. I understand that this election is entirely voluntary, and I am aware that I may change or withdraw my decision to tender my eligible options at any time until the exchange offer expires as described in the exchange offer materials. I understand that this decision to tender my eligible options will become irrevocable at 11:59 p.m., Eastern Time, on August 28, 2009, unless the exchange offer is extended.

10. I sell, assign and transfer to MKS all right, title and interest in and to all of the eligible options that I am tendering, and I agree that I shall have no further right or entitlement to purchase any shares of MKS common stock under the tendered eligible options on the date MKS accepts those eligible options for exchange and cancellation. I understand that my subsequent death or incapacity will not affect the authority of MKS to take the actions described in the exchange offer with respect to eligible options that I have tendered for exchange and that have been accepted for cancellation, and such authority will survive my death or incapacity. All of my obligations under this Election Form will be binding upon my heirs, personal representatives, successors and assigns.

Print Confirmation (continued)

11. I agree to all of the terms and conditions of the exchange offer contained in the Offer to Exchange Certain Stock Options for Restricted Stock Units dated August 3, 2009 and related exhibits.

12. I hereby represent and warrant that I have full power and authority to elect to surrender the eligible stock options listed for exchange in the table below and that, when and to the extent such eligible stock options are accepted by MKS, such eligible stock options will be free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such eligible stock options will not be subject to any adverse claims. Without limiting the foregoing, I hereby represent and warrant that either I am not married and do not have a registered domestic partner, my spouse or registered domestic partner has no community or other marital property rights in the eligible stock options or RSUs, or my spouse or registered domestic partner has consented to and agreed to be bound by the election form. Upon request, I will execute and deliver any additional documents deemed by MKS to be necessary or desirable to complete the exchange of the eligible stock options I am electing to exchange.

The exchange offer expires at 11:59 p.m., Eastern Time, August 28, 2009, unless extended by MKS Instruments. You can change your decision until August 28, 2009, as the system will remain open virtually 24 hours a day until such time. Your properly submitted and accepted election outstanding as of 11:59 p.m., Eastern Time, on August 28, 2009 (unless MKS Instruments extends the exchange offer) will be your final decision. If you do not make an election for any or all of your outstanding eligible option grants, they will not be exchanged and will remain outstanding in accordance with their existing terms and conditions.

NOTE TO ELIGIBLE EMPLOYEES IN COMMUNITY PROPERTY STATES

If you are married and reside in a state the laws of which provide that a spouse or registered domestic partner has a community property interest in the eligible options, in order to elect to tender your eligible options your spouse or registered domestic partner must consent, agree to be bound and agree that any such community property interest shall similarly be bound, by this Election Form. States with community property laws are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

Your submission constitutes your representation and warranty to MKS that either you are not married and do not have a registered domestic partner, your spouse or registered domestic partner has no community or other marital property rights in the eligible stock options or RSUs or your spouse or registered domestic partner has consented to and agreed to be bound by this Election Form. **You should consult your personal outside advisors if you have questions about spousal consent.**

Friday July 31, 2009, 11:04 AM

Additional Scenario: After You Click Submit After Electing to Exchange Some, But Not All Options


mks
Technology for Productivity
MKS Exchange Offer
John Sample
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Calculator
Elect
Exchange Offer Election Form
To exchange your eligible options by tendering them in the exchange offer, check the boxes below. To exchange all eligible options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange eligible options by tendering them, uncheck the boxes below. You may re-tender your eligible options by checking the boxes once again.
Your Stock Optio
ble Options
Grant Year
2000
2002
2002
2003
2004
Thank you for making your elections. You have chosen to exchange some, but not all, of your eligible options at this time. Please print the election for your records. You may change your election at any time before 11:59 p.m. on August 28, 2009 (or, if MKS extends the exchange offer, such later date) (the "expiration time"). However, the last election submitted will be final. You will have no future opportunity to change your election after the expiration time.
If you do not elect to exchange all of your eligible options, the options not exchanged will remain outstanding on the same terms and conditions on which they were granted.
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Print Confirmation
Log Out
*May not reflect the
on August 28, 2009 unless MKS elects to extend the exchange offer).
For a paper election form, click here.
Back

Additional Scenario: After You Click Submit After Electing to Exchange No Options


mks
Technology for Productivity
MKS Exchange Offer
John Sample
logout
Learn More
Calculator
Elect
Exchange Offer Election Form
To exchange your eligible options by tendering them in the exchange offer, check the boxes below. To exchange all eligible options, check the box "Exchange All Eligible Options." To withdraw your decision to exchange eligible options by tendering them, uncheck the boxes below. You may re-tender your eligible options by checking the boxes once again.
Your Stock Optio
ble Options
Grant Year
2000
2002
2002
2003
2004
You have chosen to not exchange your eligible options at this time. If you do not elect to exchange your eligible options, they will remain outstanding on the same terms and conditions on which they were granted. Please print the election for your records. You may change your election at any time prior to 11:59 p.m. on August 28, 2009 (or, if MKS extends the exchange offer, such later date) (the "expiration time"). However, the last election submitted before the expiration time will be final. You will have no future opportunity to change your election after the expiration time.
Go Back
Print Confirmation
Log Out
*May not reflect the expiration, termination or forfeiture of options prior to the expiration time (which is expected to be 11:59 p.m., Eastern Time, on August 28, 2009 unless MKS elects to extend the exchange offer).
For a paper election form, click here.
Back